SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 29, 2001

                         Saxon Asset Securities Company
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

         Virginia                       34-0-20552                54-1810895
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

            4880 Cox Road, Glen Allen, Virginia         23060
          ----------------------------------------    ---------
          (Address of principal executive offices)    (Zip Code)

        Registrant's telephone number, including area code (804) 967-7400

================================================================================
         (Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant.  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.  Not Applicable.

Item 3.  Bankruptcy or Receivership.  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.  Not Applicable.

Item 5.  Other Events.

         On January 29, 2001, the Registrant acquired a pool of mortgage loans (the "Subsequent Mortgage Loans") from funds on hand in the pre-funding account pursuant to the Trust Agreement dated as of December 1, 2000, among the Registrant, Saxon Mortgage, Inc., as Master Servicer, and Bankers Trust Company, as Trustee (the "Trust Agreement"). The Subsequent Mortgage Loans were acquired by the Registrant from Saxon Mortgage, Inc. ("SMI"), an affiliate of the Registrant which originated or acquired the Subsequent Mortgage Loans from various mortgage banking institutions. The Subsequent Mortgage Loans are secured by liens on single family residential properties, including investment properties (which may be condominiums, one family residences, one to four family residences or homes in planned unit developments). The Subsequent Mortgage Loans will be serviced by Meritech Mortgage Services, Inc., an affiliate of the Registrant.

         The description of the Subsequent Mortgage Loans sold to the Trustee as of January 29, 2001, pursuant to the Trust Agreement begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount and percentage, as applicable.

GROUP I MORTGAGE LOANS
Aggregate Scheduled Principal Balance                          $ 179,998,418.77
Average Scheduled Principal Balance                                  $82,153.55
Range of Scheduled Principal
      Balances                                         $9,998.01 to $650,000.00
Range of Mortgage Interest Rates                              6.475% to 16.280%
Weighted Average Mortgage Interest Rate                                 11.301%
Weighted Average Original Loan-to-Value Ratio                            74.12%
Weighted Average Combined Current
     Loan-to-Value Ratio                                                 76.77%
Weighted Average Remaining Scheduled Term
    to Maturity                                                      227 Months
Range of Remaining Scheduled Terms to
    Maturity                                                  118 to 360 Months
Weighted Average Remaining
    Amortization Term                                                342 Months
Range of Remaining Amortization Terms                         118 to 360 Months
Second Liens                                                              4.41%
Balloon Mortgage Loans                                                   64.24%
Mortgaged Premises
    Single-family detached dwellings                                     84.11%
    Single-family attached dwellings                                      0.84%
    Planned unit developments                                             4.39%
    Condominiums                                                          3.20%
    2-4 Family                                                            3.67%
    Townhouse                                                             0.61%
    Manufactured Home                                                     3.15%
Weighted Average Servicing Fee Rate                                       0.51%
Master Servicing Fee Rate                                                 0.05%

GROUP II  MORTGAGE LOANS
Aggregate Scheduled Principal Balance                           $279,996,420.92
Average Scheduled Principal Balance                                 $124,942.62
Range of Scheduled Principal
    Balances                                          $17,593.66 to $982,840.79
Mortgage Interest Rates
    Loan Type:
       2/28 LIBOR                                                        51.88%
       3/27 LIBOR                                                        48.00%
    Weighted Average Gross Margin:
       2/28 LIBOR                                                        6.091%
       3/27 LIBOR                                                        6.165%
    Current Weighted Average Mortgage
           Interest Rate                                                10.772%
    Range of Current Mortgage Interest
           Rate                                               8.000% to 14.900%
    Weighted Average Maximum Lifetime
           Mortgage Interest Rate                                       17.333%
    Range of Maximum Lifetime
           Mortgage Interest Rates                           13.000% to 21.874%

    Weighted Average Lifetime Minimum
           Mortgage Interest Rate                                       10.687%
    Range of Minimum Lifetime
           Mortgage Interest Rates                            0.990% to 14.900%
Weighted Average Original Loan-to-Value Ratio                            77.94%
Weighted Average Remaining Scheduled Term
    to Maturity                                                      359 Months
Range of Remaining Scheduled Terms to
    Maturity                                                  345 to 360 Months
Weighted Average Remaining
    Amortization Term                                                358 Months
Range of Remaining Amortization Terms                         166 to 360 Months
Second Lien Mortgage Loans                                                0.00%
Mortgaged Premises
    Single-family detached dwelling                                      78.61%
    Single-family attached dwelling                                       1.35%
    Planned unit developments                                             8.63%
    Deminimus PUD                                                         0.81%
    Condominiums                                                          4.62%
    2-4 Family                                                            4.82%
    Townhouse                                                             0.30%
    Manufactured Home                                                     0.87%
Weighted Average Servicing Fee Rate                                       0.50%
Master Servicing Fee Rate                                                 0.05%

                                       3
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                     1) CURRENT SCHEDULED PRINCIPAL BALANCE

                        NO. OF          SCHEDULED    NO. OF        SCHEDULED
CURRENT SCHEDULED       FIXED MORTGAGE  PRINCIPAL    ARM MORTGAGE  PRINCIPAL
PRINCIPAL BALANCE ($)   LOANS (%)       BALANCE (%)  LOANS (%)     BALANCE (%)
---------------------   --------------  -----------  ------------  -----------
  9,998.01 -  25,000.00           5.98         1.55           .98          .18
 25,000.01 -  50,000.00          28.30        13.43         11.51         3.67
 50,000.01 -  75,000.00          26.88        20.36         19.23         9.67
 75,000.01 - 100,000.00          14.47        15.26         16.96        11.91
100,000.01 - 125,000.00           8.90        12.11         14.95        13.48
125,000.01 - 150,000.00           5.48         9.18          9.64        10.55
150,000.01 - 175,000.00           3.10         6.10          7.23         9.38
175,000.01 - 200,000.00           1.92         4.38          5.04         7.53
200,000.01 - 225,000.00           1.14         2.95          4.60         7.82
225,000.01 - 250,000.00            .91         2.66          2.68         5.07
250,000.01 - 275,000.00            .78         2.46          1.65         3.46
275,000.01 - 300,000.00            .46         1.60          1.92         4.44
300,000.01 - 325,000.00            .55         2.11           .58         1.45
325,000.01 - 350,000.00            .18          .75           .58         1.55
350,000.01 - 375,000.00            .14          .60           .40         1.17
375,000.01 - 400,000.00            .27         1.29           .45         1.40
400,000.01 - 425,000.00            .18          .93           .04          .15
425,000.01 - 450,000.00            .09          .48           .31         1.10
450,000.01 - 475,000.00            .05          .26           .27         1.00
475,000.01 - 500,000.00            .05          .27           .18          .70
500,000.01 - 525,000.00            .05          .28           .04          .19
525,000.01 - 550,000.00            .00          .00           .09          .39
550,000.01 - 575,000.00            .05          .31           .09          .40
575,000.01 - 600,000.00            .05          .32           .04          .21
600,000.01 - 625,000.00            .00          .00           .13          .65
625,000.01 - 650,000.00            .05          .36           .09          .46
675,000.01 - 700,000.00            .00          .00           .04          .24
725,000.01 - 750,000.00            .00          .00           .09          .53
775,000.01 - 800,000.00            .00          .00           .04          .28
800,000.01 - 825,000.00            .00          .00           .04          .29
925,000.01 - 950,000.00            .00          .00           .04          .34
975,000.01 - 982,840.79            .00          .00           .04          .35

TOTAL                           100.00       100.00        100.00       100.00

The average scheduled principal balance is (a) $103,789.45 for the mortgage loans, (b) $82,153.55 for group I and (c) $124,942.62 for group II. The minimum and maximum scheduled principal balances of the mortgage loans are $9,998.01 and $982,840.79, respectively.

                                       4
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                       2) CURRENT MORTGAGE INTEREST RATES

                        NO. OF          SCHEDULED    NO. OF        SCHEDULED
CURRENT MORTGAGE        FIXED MORTGAGE  PRINCIPAL    ARM MORTGAGE  PRINCIPAL
INTEREST RATE (%)       LOANS (%)       BALANCE (%)  LOANS (%)     BALANCE (%)
-----------------       --------------  -----------  ------------  -----------
 6.475 -   7.500                   .18          .31           .00          .00
 7.501 -   7.750                   .09          .13           .00          .00
 7.751 -   8.000                   .41          .76           .04          .13
 8.001 -   8.250                   .14          .27           .13          .17
 8.251 -   8.500                   .41          .67           .13          .15
 8.501 -   8.750                  1.05         1.02           .27          .35
 8.751 -   9.000                  1.55         2.48          1.61         2.27
 9.001 -   9.250                  1.37         1.74          2.14         2.54
 9.251 -   9.500                  3.15         4.52          3.93         4.75
 9.501 -   9.750                  3.42         4.58          4.46         5.85
 9.751 -  10.000                  5.43         6.77         10.00        13.11
10.001 -  10.250                  2.74         3.08          6.56         6.90
10.251 -  10.500                  5.57         5.67          8.52         8.95
10.501 -  10.750                  6.07         7.34          8.61         9.62
10.751 -  11.000                  7.99         9.14         10.93        11.24
11.001 -  11.250                  4.11         3.93          6.83         6.39
11.251 -  11.500                  6.44         6.99          7.27         6.42
11.501 -  11.750                  5.61         5.35          6.07         5.20
11.751 -  12.000                  7.30         6.02          6.38         4.86
12.001 -  12.250                  3.70         3.21          2.99         2.39
12.251 -  12.500                  5.07         4.28          3.17         2.23
12.501 -  12.750                  5.39         4.92          2.68         1.95
12.751 -  13.000                  5.48         4.35          3.30         1.98
13.001 -  13.250                  2.56         1.66          1.34          .81
13.251 -  13.500                  3.47         2.82           .54          .27
13.501 -  13.750                  2.69         2.03           .54          .32
13.751 -  14.000                  2.28         1.60           .80          .72
14.001 -  14.250                  1.83         1.16           .31          .19
14.251 -  14.500                  1.41          .96           .27          .13
14.501 -  14.750                  1.32          .79           .04          .02
14.751 -  15.000                  1.14          .82           .13          .09
15.001 -  15.250                   .18          .13           .00          .00
15.251 -  15.500                   .14          .11           .00          .00
15.501 -  15.750                   .05          .02           .00          .00
15.751 -  16.000                   .14          .10           .00          .00
16.001 -  16.280                   .14          .29           .00          .00

TOTAL                           100.00       100.00        100.00       100.00

The weighted average current mortgage interest rate is (a) 10.979% per annum for the mortgage loans, (b) 11.301% per annum for group I and (c) 10.772% per annum for group II.

                                       5
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

             3) CURRENT COMBINED LOAN-TO-VALUE RATIO ON GROUP I (1)

                                NO. OF          SCHEDULED
CURRENT COMBINED                MORTGAGE        PRINCIPAL
LOAN-TO-VALUE RATIO (%)         LOANS (%)       BALANCE (%)
-----------------------         ---------       -----------
10.36 -  20.00                        .37               .20
20.01 -  25.00                        .68               .64
25.01 -  30.00                        .68               .32
30.01 -  35.00                       1.05               .56
35.01 -  40.00                       1.14               .60
40.01 -  45.00                       1.60              1.11
45.01 -  50.00                       3.10              2.23
50.01 -  55.00                       2.56              2.01
55.01 -  60.00                       4.24              3.41
60.01 -  65.00                       6.34              5.91
65.01 -  70.00                       9.08              8.72
70.01 -  75.00                      10.36             10.40
75.01 -  80.00                      23.92             27.16
80.01 -  85.00                      15.02             15.23
85.01 -  90.00                      16.07             19.15
90.01 -  95.00                       1.28              1.08
95.01 - 100.00                       2.51              1.25

TOTAL                              100.00            100.00

(1) The current combined loan-to-value ratio of a mortgage loan (including a second mortgage loan) is equal to the ratio (expressed as a percentage) of the current scheduled principal balance of the mortgage loan plus any current senior lien balances and the fair market value of the mortgage premises at the time of origination. The fair market value is the lower of (i) the purchase price and
(ii) the appraised value in the case of purchases and is the appraised value in all other cases. The weighted average combined current loan-to-value ratio is 76.77% for group I.

                                       6
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                 4) ORIGINAL LOAN-TO-VALUE RATIO ON GROUP II (1)

                           NO. OF        SCHEDULED
ORIGINAL                   ARM MORTGAGE  PRINCIPAL
LOAN-TO-VALUE RATIO (%)    LOANS (%)     BALANCE (%)
-----------------------    ------------  -----------
 4.34 -  20.00                      .22          .10
20.01 -  25.00                      .13          .06
25.01 -  30.00                      .58          .49
30.01 -  35.00                      .22          .09
35.01 -  40.00                      .40          .25
40.01 -  45.00                      .76          .52
45.01 -  50.00                      .85          .98
50.01 -  55.00                     1.16         1.02
55.01 -  60.00                     2.81         2.84
60.01 -  65.00                     5.58         5.41
65.01 -  70.00                     9.82         9.22
70.01 -  75.00                    13.16        13.34
75.01 -  80.00                    31.28        30.47
80.01 -  85.00                    17.76        17.26
85.01 -  90.00                    14.95        17.67
90.01 -  95.00                      .31          .27

TOTAL                            100.00       100.00


(1) The weighted average original loan-to-value ratio is 77.94% for group II.

                                       7
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                     5) REMAINING SCHEDULED TERM TO MATURITY

                        NO. OF          SCHEDULED    NO. OF        SCHEDULED
REMAINING TERM          FIXED MORTGAGE  PRINCIPAL    ARM MORTGAGE  PRINCIPAL
(MONTHS)                LOANS (%)       BALANCE (%)  LOANS (%)     BALANCE (%)
--------------          --------------  -----------  ------------  -----------
118 -  120                        1.28          .49           .00          .00
133 -  144                         .18          .08           .00          .00
169 -  180                       72.11        71.50           .00          .00
229 -  240                        2.46         1.73           .00          .00
289 -  300                         .27          .29           .00          .00
337 -  348                         .05          .19           .04          .02
349 -  360                       23.64        25.72         99.96        99.98

TOTAL                           100.00       100.00        100.00       100.00

The weighted average remaining schedule term to maturity is 227 months for group I and 359 months for group II. Please note that the above calculation reflects the number of remaining payments.


                                       8
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                         6) REMAINING AMORTIZATION TERM

REMAINING                NO. OF          SCHEDULED    NO. OF        SCHEDULED
AMORTIZATION             FIXED MORTGAGE  PRINCIPAL    ARM MORTGAGE  PRINCIPAL
TERM(MONTHS)             LOANS (%)       BALANCE (%)  LOANS (%)     BALANCE (%)
------------             --------------  -----------  ------------  -----------
118 -  120                         1.28          .49           .00          .00
133 -  144                          .18          .08           .00          .00
157 -  168                          .00          .00           .04          .01
169 -  180                        11.73         7.26           .04          .04
193 -  204                          .00          .00           .09          .04
217 -  228                          .00          .00           .04          .02
229 -  240                         2.46         1.73           .04          .04
253 -  264                          .05          .08           .00          .00
277 -  288                          .00          .00           .04          .04
289 -  300                          .32          .32           .00          .00
301 -  312                          .09          .09           .00          .00
313 -  324                          .14          .10           .04          .08
325 -  336                          .27          .33           .13          .08
337 -  348                          .27          .23           .40          .28
349 -  360                        83.20        89.30         99.11        99.37

TOTAL                            100.00       100.00        100.00       100.00

The weighted average remaining amortization term is 342 months for group I and 358 months for group II. Please note that the above calculation reflects the number of remaining payments.

                                       9
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                           7) GROSS MARGIN ON GROUP II

                           NO. OF             SCHEDULED
                           ARM MORTGAGE       PRINCIPAL
GROSS MARGIN (%)           LOANS (%)          BALANCE (%)
----------------           ------------       -----------
2.750 -  3.750                      .18               .50
3.751 -  4.000                      .18               .53
4.001 -  4.250                      .67              1.10
4.251 -  4.500                     1.74              2.14
4.501 -  4.750                     2.19              2.84
4.751 -  5.000                     4.46              6.23
5.001 -  5.250                     6.51              6.22
5.251 -  5.500                     7.45              7.13
5.501 -  5.750                     8.21              8.92
5.751 -  6.000                    10.26             10.49
6.001 -  6.250                    10.62              9.93
6.251 -  6.500                    11.69             12.39
6.501 -  6.750                     9.59              9.47
6.751 -  7.000                     9.42              9.34
7.001 -  7.250                     5.31              4.67
7.251 -  7.500                     3.84              2.92
7.501 -  7.750                     2.01              1.73
7.751 -  8.000                     2.23              1.38
8.001 -  8.250                     1.29               .90
8.251 -  8.500                     1.12               .62
8.501 -  8.750                      .76               .43
8.751 -  9.000                      .13               .11
9.001 -  9.250                      .09               .04
9.751 - 10.000                      .04               .02

TOTAL                            100.00            100.00

The weighted average gross margin is 6.122% for group II.


                                       10
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

             8) MAXIMUM LIFETIME MORTGAGE INTEREST RATES ON GROUP II


MAXIMUM LIFETIME           NO. OF            SCHEDULED
MORTGAGE INTEREST          ARM MORTGAGE      PRINCIPAL
RATES (%)                  LOANS (%)         BALANCE (%)
-----------------          ------------      -----------
13.000 -  13.250                    .04              .13
13.751 -  14.000                    .04              .06
14.001 -  14.250                    .04              .07
14.251 -  14.500                    .09              .07
14.501 -  14.750                    .18              .19
14.751 -  15.000                    .71             1.12
15.001 -  15.250                    .98             1.24
15.251 -  15.500                   1.96             2.42
15.501 -  15.750                   2.41             3.01
15.751 -  16.000                   6.20             7.08
16.001 -  16.250                   4.51             4.60
16.251 -  16.500                   6.25             6.72
16.501 -  16.750                   5.93             6.61
16.751 -  17.000                   9.28            11.23
17.001 -  17.250                   6.51             6.26
17.251 -  17.500                   7.50             7.33
17.501 -  17.750                   7.50             8.12
17.751 -  18.000                   9.73             9.58
18.001 -  18.250                   5.35             5.10
18.251 -  18.500                   5.67             4.87
18.501 -  18.750                   3.97             3.40
18.751 -  19.000                   4.64             3.20
19.001 -  19.250                   2.14             1.67
19.251 -  19.500                   2.01             1.39
19.501 -  19.750                   2.14             1.58
19.751 -  20.000                   1.87             1.19
20.001 -  20.250                    .89              .59
20.251 -  20.500                    .22              .11
20.501 -  20.750                    .31              .18
20.751 -  21.000                    .54              .67
21.001 -  21.250                    .09              .06
21.251 -  21.874                    .27              .14

TOTAL                            100.00           100.00

The weighted average maximum lifetime mortgage interest rate is 17.333% for group II.


                                       11
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

             9) MINIMUM LIFETIME MORTGAGE INTEREST RATES ON GROUP II

MINIMUM LIFETIME
MORTGAGE                   NO. OF            SCHEDULED
INTEREST                   ARM MORTGAGE      PRINCIPAL
RATES (%)                  LOANS (%)         BALANCE (%)
----------------           ------------      -----------
 0.990 -  7.500                    1.34             1.58
 7.501 -  7.750                     .31              .66
 7.751 -  8.000                     .45              .74
 8.001 -  8.250                     .45              .51
 8.251 -  8.500                     .18              .17
 8.501 -  8.750                     .36              .33
 8.751 -  9.000                    1.47             1.79
 9.001 -  9.250                    2.10             2.53
 9.251 -  9.500                    3.75             4.53
 9.501 -  9.750                    4.15             5.19
 9.751 - 10.000                    9.55            12.46
10.001 - 10.250                    6.16             6.49
10.251 - 10.500                    8.34             8.81
10.501 - 10.750                    8.34             9.35
10.751 - 11.000                   10.58            10.92
11.001 - 11.250                    6.69             6.30
11.251 - 11.500                    7.27             6.46
11.501 - 11.750                    6.07             5.20
11.751 - 12.000                    6.34             4.84
12.001 - 12.250                    2.99             2.39
12.251 - 12.500                    3.17             2.23
12.501 - 12.750                    2.68             1.95
12.751 - 13.000                    3.30             1.98
13.001 - 13.250                    1.34              .81
13.251 - 13.500                     .54              .27
13.501 - 13.750                     .54              .32
13.751 - 14.000                     .80              .72
14.001 - 14.250                     .31              .19
14.251 - 14.500                     .27              .13
14.501 - 14.750                     .04              .02
14.751 - 14.900                     .13              .09

TOTAL                            100.00           100.00

The weighted average minimum lifetime mortgage interest rate is 10.687% for group II. 99.31% of the group II mortgage loans have a minimum lifetime mortgage interest rate greater than the applicable gross margin.


                                       12
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                 10) NEXT INTEREST ADJUSTMENT DATES ON GROUP II


INTEREST       NO. OF           SCHEDULED
ADJUSTMENT     ARM MORTGAGE     PRINCIPAL
DATE           LOANS (%)        BALANCE (%)
----------     ------------     -----------
2001-SEP                .04             .02
2002-MAR                .09             .14
2002-MAY                .13             .12
2002-JUN                .09             .10
2002-JUL                .31             .40
2002-AUG               1.52            1.62
2002-SEP               2.54            2.66
2002-OCT               8.61            9.39
2002-NOV              18.92           18.94
2002-DEC              11.78           11.06
2003-JAN               8.84            7.31
2003-MAR                .04             .04
2003-APR                .04             .02
2003-MAY                .04             .08
2003-JUN                .04             .12
2003-JUL                .40             .39
2003-AUG               1.07            1.03
2003-SEP               3.39            3.78
2003-OCT               8.70            9.18
2003-NOV              19.86           20.82
2003-DEC               8.39            7.58
2004-JAN               5.09            5.07
2005-APR                .04             .13

TOTAL                100.00          100.00

The weighted average next interest adjustment date is May 2003 for group II.


                                       13
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                    11) OCCUPANCY TYPE OF MORTGAGED PREMISES


                NO. OF          SCHEDULED    NO. OF        SCHEDULED
                FIXED MORTGAGE  PRINCIPAL    ARM MORTGAGE  PRINCIPAL
OCCUPANCY TYPE  LOANS (%)       BALANCE (%)  LOANS (%)     BALANCE (%)
--------------  --------------  -----------  ------------  -----------
INVESTOR                  6.12         4.28          6.25         3.88
PRIMARY                  93.29        95.33         93.35        95.80
SECOND HOME                .59          .39           .40          .31

TOTAL                   100.00       100.00        100.00       100.00


(1) As represented by the borrowers on their mortgage loan applications.


                                       14
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                             12) ORIGINATION PROGRAM

                       NO. OF          SCHEDULED    NO. OF        SCHEDULED
                       FIXED MORTGAGE  PRINCIPAL    ARM MORTGAGE  PRINCIPAL
ORIGINATION PROGRAM    LOANS (%)       BALANCE (%)  LOANS (%)     BALANCE (%)
-------------------    --------------  -----------  ------------  -----------
FULL                            84.12        80.55         75.73        73.32
LIMITED                          3.97         6.52          4.46         5.55
NO RATIO                         1.41          .91           .09          .10
STATED INCOME                   10.50        12.02         19.72        21.03

TOTAL                          100.00       100.00        100.00       100.00


(1) See "The Mortgage Loan Pool - Underwriting Standards" on page S-26.


                                       15
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                            13) MORTGAGE LOAN PURPOSE


                    NO. OF          SCHEDULED    NO. OF        SCHEDULED
                    FIXED MORTGAGE  PRINCIPAL    ARM MORTGAGE  PRINCIPAL
LOAN PURPOSE        LOANS (%)       BALANCE (%)  LOANS (%)     BALANCE (%)
------------        --------------  -----------  ------------  -----------
CASH-OUT REFINANCE           69.69        66.57         54.26        53.65
PURCHASE                     22.27        23.74         36.06        36.47
REFINANCE                     8.03         9.69          9.68         9.88

TOTAL                       100.00       100.00        100.00       100.00

                                       16
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                     14) PROPERTY TYPE OF MORTGAGED PREMISES


                          NO. OF          SCHEDULED    NO. OF        SCHEDULED
                          FIXED MORTGAGE  PRINCIPAL    ARM MORTGAGE  PRINCIPAL
PROPERTY TYPE             LOANS (%)       BALANCE (%)  LOANS (%)     BALANCE (%)
-------------             --------------  -----------  ------------  -----------
2-4 FAMILY                          3.61         3.67          5.49         4.82
DEMINIMUS PUD                        .05          .03           .62          .81
HIGH RISE CONDOMINIUM                .32          .44           .36          .24
LOW RISE CONDOMINIUM                2.88         2.76          4.77         4.38
MANUFACTURED HOUSING                4.24         3.15          1.47          .87
PLANNED UNIT DEVELOPMENT            2.92         4.39          6.51         8.63
SINGLE FAMILY ATTACHED              1.14          .84          1.20         1.35
SINGLE FAMILY DETACHED             84.39        84.11         79.29        78.61
TOWNHOUSE                            .46          .61           .27          .30

TOTAL                             100.00       100.00        100.00       100.00


                                       17
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                           15) LOAN TYPES IN GROUP II


                                NO. OF            SCHEDULED
                                ARM MORTGAGE      PRINCIPAL
LOAN TYPE                       LOANS (%)         BALANCE (%)
---------                       ------------      -----------
2/28 6 MO LIBOR ARM                    52.88            51.88
3/37 6 MO LIBOR ARM                    47.08            48.00
5 YEAR ARM                               .04              .13

TOTAL                                 100.00           100.00


                                       18
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                16) GEOGRAPHIC DISTRIBUTION OF MORTGAGED PREMISES


                     NO. OF          SCHEDULED    NO. OF        SCHEDULED
                     FIXED MORTGAGE  PRINCIPAL    ARM MORTGAGE  PRINCIPAL
STATE                LOANS (%)       BALANCE (%)  LOANS (%)     BALANCE (%)
-----                --------------  -----------  ------------  -----------
ALASKA                          .37          .45           .13          .16
ARIZONA                        1.69         2.06          2.23         2.08
ARKANSAS                       1.23          .70           .54          .30
CALIFORNIA                     8.08        12.23         22.53        32.72
COLORADO                       1.46         1.98          3.39         3.78
CONNECTICUT                    1.73         1.80          2.10         2.40
DELAWARE                        .68          .89           .09          .05
FLORIDA                        6.39         5.97          4.42         3.64
GEORGIA                        6.30         5.80          2.95         3.50
HAWAII                          .32          .47           .71          .75
IDAHO                           .46          .54           .36          .31
ILLINOIS                       5.29         4.85          7.81         6.65
INDIANA                        4.38         3.31          3.44         1.76
IOWA                           1.60         1.36          1.20          .63
KANSAS                         1.00          .73           .89          .50
KENTUCKY                       1.96         1.75           .94          .69
LOUISIANA                      2.56         1.87          1.38          .93
MAINE                           .27          .33           .09          .04
MARYLAND                       1.14         1.12           .36          .43
MASSACHUSETTS                   .37          .55          1.34         2.03
MICHIGAN                       6.98         6.03          7.41         5.44
MINNESOTA                      1.41         1.68          2.45         2.32
MISSISSIPPI                    1.64         1.16           .18          .06
MISSOURI                       2.46         1.91          2.19         1.36
MONTANA                         .14          .40           .04          .03
NEBRASKA                        .46          .36           .09          .07
NEVADA                          .32          .40          1.29         1.32
NEW HAMPSHIRE                   .32          .45           .18          .17
NEW JERSEY                     2.42         3.26           .98         1.11
NEW MEXICO                      .55          .60           .45          .44
NEW YORK                       1.78         2.78           .31          .46
NORTH CAROLINA                 2.69         2.36          1.38         1.26
NORTH DAKOTA                    .05          .02           .00          .00
OHIO                           5.16         4.31          4.73         3.05
OKLAHOMA                       2.24         1.52          1.25          .64
OREGON                         1.19         1.70          1.47         1.77
PENNSYLVANIA                   4.29         3.94          3.12         2.47
RHODE ISLAND                    .05          .07           .31          .56
SOUTH CAROLINA                  .64          .47           .67          .38
SOUTH DAKOTA                    .32          .28           .13          .07
TENNESSEE                      3.38         2.37          1.38         1.10
TEXAS                          6.02         5.45          4.69         3.96
UTAH                            .50          .66          1.25         1.27
VIRGINIA                       3.65         3.56          1.74         1.89
WASHINGTON                     2.33         3.86          3.17         3.75
WASHINGTON DC                   .14          .23           .00          .00
WEST VIRGINIA                   .18          .12           .22          .10
WISCONSIN                      1.37         1.27          1.87         1.46
WYOMING                         .05          .05           .13          .15

TOTAL                        100.00       100.00        100.00       100.00

                                       19
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                                17) CREDIT SCORE


                        NO. OF          SCHEDULED    NO. OF        SCHEDULED
                        FIXED MORTGAGE  PRINCIPAL    ARM MORTGAGE  PRINCIPAL
RANGE OF CREDIT SCORES  LOANS (%)       BALANCE (%)  LOANS (%)     BALANCE (%)
----------------------  --------------  -----------  ------------  -----------
  <=  400                         3.19         2.37          1.52          .85
400 - 450                          .14          .10           .13          .05
451 - 500                         7.99         7.81          5.31         4.25
501 - 550                        28.21        28.20         34.45        32.74
551 - 600                        25.92        27.74         33.60        35.27
601 - 650                        20.99        20.68         18.25        19.07
651 - 700                        10.04         9.00          4.91         5.49
701 - 750                         2.46         3.10          1.38         1.56
751 - 800                          .91          .90           .45          .70
  >   800                          .14          .09           .00          .00

TOTAL                           100.00       100.00        100.00       100.00

(1) Credit score is a tri-merged score. A tri-merged score is based on the number of scores available from the three national repositories and determined as follows: If three scores exist for a borrower then credit score will equal the middle score. If two scores exist then the credit score will equal the lower of the two scores. If only one score exists the credit score will equal that score. The weighted average credit score is equal to approximately 576.


                                       20
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                           18) PREPAYMENT PENALTY TYPE


                                         NO. OF          SCHEDULED    NO. OF        SCHEDULED
                                         FIXED MORTGAGE  PRINCIPAL    ARM MORTGAGE  PRINCIPAL
PREPAYMENT PENALTY TYPE                  LOANS (%)       BALANCE (%)  LOANS (%)     BALANCE (%)
-----------------------                  --------------  -----------  ------------  -----------
1 YEAR   - 5% OF PREPAYMENT AMOUNT                  .09          .20           .00          .00
1 YEAR   - 6 MONTHS ADVANCE INTEREST               1.05         1.44          1.65         2.32
1.5 YEAR - 6 MONTHS ADVANCE INTEREST                .00          .00           .04          .12
2 YEAR   - 6 MONTHS ADVANCE INTEREST               1.60         1.53         26.86        27.34
3 YEAR   - 3 MONTHS ADVANCE INTEREST                .05          .26           .40          .67
3 YEAR   - 6 MONTHS ADVANCE INTEREST              16.66        18.60         39.36        40.43
3 YEAR   - SAXON 3-2-1 PENALTY                      .00          .00           .04          .04
3.5 YEAR - 6 MONTHS ADVANCE INTEREST                .00          .00           .04          .03
4 YEAR   - 6 MONTHS ADVANCE INTEREST                .23          .19           .31          .49
5 YEAR   - 6 MONTHS ADVANCE INTEREST              51.30        53.03         11.16         9.12
6 MONTH  - 6 MONTHS ADVANCE INTEREST                .05          .02           .00          .00
MISCELLANEOUS PREPAYMENT PENALTIES                 6.21         5.44          8.30         7.64
NO PREPAYMENT PENALTY                             22.77        19.29         11.83        11.81

TOTAL                                            100.00       100.00        100.00       100.00


                                       21
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

Item 6.  Resignations of Registrant's Directors.  Not Applicable.

Item 7.  Financial Statements and Exhibits
         (a)   Financial statements of businesses acquired.  Not Applicable.
         (b)   Pro forma financial information.  Not Applicable.
         (c)   Exhibits.  Not Applicable.

Item 8.  Change in Fiscal Year.  Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.  Not Applicable.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SAXON ASSET SECURITIES COMPANY


                                            By: /s/ BRADLEY D. ADAMS
                                                --------------------------------
                                                Bradley D. Adams, Vice President


February 5, 2001

                                       23